SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 23, 2003



                            LCC INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                    0-21213                   54-1807038
       (Commission File Number)      (IRS Employer Identification Number)



             7925 Jones Branch Drive, McLean, Virginia            22102
           (Address of Principal Executive Offices)           (Zip Code)


                                 (703) 873-2000
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

         On October 23, 2003, LCC International, Inc. (the "Company") issued a press release announcing its third quarter results for 2003 (the "Third Quarter Earnings Release"). Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the Third Quarter Earnings Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             LCC INTERNATIONAL, INC.


Date:  October 23, 2003      By:   /s/   Peter A. Deliso
                             ----------------------------------
                              Peter A. Deliso
                              Vice President, General Counsel
                                and Secretary




                                  EXHIBIT INDEX
                                  -------------

Exhibit                       Description                         Page
-------                       -----------                         ----

  99.1          Press Release, dated October 23, 2003.              i